SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934Date of
             Report (Date of earliest event reported): July 7, 2004

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

            Ohio                                    31-0676346
 -------------------------------        ---------------------------------
  (State or other jurisdiction          (IRS Employer Identification No.)
      of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360

ITEM 5.  OTHER EVENTS.

         On July 7, 2004, Dayton Superior announced that it has increased its existing $80 million senior secured revolving credit facility with General Electric Capital Corporation (GE Capital) and General Motors Acceptance Corporation (GMAC) to $95 million effective July 2, 2004. A copy of the company's press release dated July 7, 2004 is attached to this Report as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) The following is filed as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:



         99.1   Press release of the Company dated July 7, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAYTON SUPERIOR CORPORATION



                                       By: /s/    Edward J. Puisis
                                       ----------------------------------
                                           Name:  Edward J. Puisis
                                           Title: Vice President and
                                                  Chief Financial Officer

Date:  July 7, 2004